UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:  (303) 623-2577

Date of fiscal year end:  November 30

Date of reporting period:  June 1, 2012 – August 31, 2012

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
August 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 70.53%

Argentina - 12.40%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$1,036,670	(1)(2)

Republic of Argentina:
	USD	8.750%	06/02/2017	925,949	861,133	(1)
	ARS	9.570%	12/31/2033	2,180,494	308,833	(3)
	EUR	6.734%	12/31/2033	20,065,716	14,638,402	(1)(3)
	EUR	6.742%	12/31/2033	36,474,375	26,608,897	(1)
	EUR	4.191%	12/15/2035	8,481,881	1,098,855	(1)(3)

					44,552,790

Brazil - 5.49%

Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	1,749,000	882,399
	BRL	10.000%	01/01/2017	37,000,000	18,838,381

					19,720,780

Croatia - 0.77%

Croatian Government:
	USD	6.250%	04/27/2017	503,000	531,923	(2)
	USD	6.375%	03/24/2021	2,141,000	2,253,402	(1)(2)

					2,785,325

El Salvador - 0.11%

Republic of El Salvador	USD	7.750%	01/24/2023	334,000	387,440	(4)

Ghana - 0.35%

Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,239,896	(1)(4)

Hungary - 5.02%

Republic of Hungary:
	EUR	4.500%	01/29/2014	746,000	940,664	(1)
	GBP	5.500%	05/06/2014	65,000	101,508
	GBP	5.000%	03/30/2016	223,000	330,403
	EUR	3.500%	07/18/2016	307,000	357,907
	EUR	4.375%	07/04/2017	908,000	1,076,411	(1)
	EUR	5.750%	06/11/2018	287,000	355,122
	EUR	6.000%	01/11/2019	835,000	1,037,133	(1)
	USD	6.250%	01/29/2020	13,000,000	13,845,000	(1)

					18,044,148

Indonesia - 1.85%

Republic of Indonesia:
	USD	4.875%	05/05/2021	250,000	280,625	(4)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Indonesia (continued)

Republic of Indonesia (continued)
	USD	8.500%	10/12/2035	4,120,000	$6,386,000	(1)(4)

					6,666,625

Iraq - 0.59%

Republic of Iraq	USD	5.800%	01/15/2028	2,307,000	2,105,137	(1)(4)

Lithuania - 1.44%

Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	220,500	(4)
	USD	6.125%	03/09/2021	1,894,000	2,182,835	(1)(4)
	USD	6.625%	02/01/2022	888,000	1,061,160	(1)(4)
	USD	6.625%	02/01/2022	1,422,000	1,699,290	(1)(2)

					5,163,785

Malaysia - 1.85%

Malaysian Government	MYR	3.197%	10/15/2015	20,670,000	6,635,305

Mexico - 13.98%

Mexican Bonos:
	MXN	8.000%	12/17/2015	19,880,000	1,649,804
	MXN	6.250%	06/16/2016	41,740,000	3,311,995
	MXN	8.500%	12/13/2018	105,610,000	9,481,437
	MXN	6.500%	06/09/2022	380,000,000	31,131,669
United Mexican States:
	USD	3.625%	03/15/2022	3,012,000	3,283,080	(1)
	USD	5.750%	10/12/2110	1,162,000	1,403,115	(1)

					50,261,100

Panama - 0.76%

Republic of Panama:
	USD	7.125%	01/29/2026	124,000	177,010
	USD	8.875%	09/30/2027	251,000	410,385
	USD	9.375%	04/01/2029	495,000	852,637	(1)
	USD	6.700%	01/26/2036	904,000	1,293,850	(1)

					2,733,882

Poland - 0.81%

Republic of Poland	USD	5.000%	03/23/2022	2,525,000	2,911,641	(1)

Qatar - 0.47%

State of Qatar:
	USD	5.250%	01/20/2020	711,000	832,937	(1)(4)
	USD	6.400%	01/20/2040	638,000	850,135	(1)(4)

					1,683,072

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Romania - 0.77%

Romania:
	USD	6.750%	02/07/2022	2,184,000	$2,366,910	(1)(4)
	USD	6.750%	2/7/2022	370,000	400,987	(2)

					2,767,897

Russia - 3.92%

Russian Federation:
	USD	11.000%	07/24/2018	2,041,000	2,969,655	(1)(4)
	USD	7.500%	03/31/2030	8,901,344	11,126,680	(1)(4)(5)

					14,096,335

Slovakia - 0.81%

Republic of Slovakia	USD	4.375%	05/21/2022	2,794,000	2,919,730	(1)(2)

South Africa - 6.83%

Republic of South Africa:
	ZAR	13.500%	09/15/2015	48,330,000	7,023,616
	ZAR	8.000%	12/21/2018	6,200,000	804,445
	ZAR	7.250%	01/15/2020	128,100,000	15,856,975
	ZAR	6.750%	03/31/2021	7,380,000	879,824

					24,564,860

Turkey - 5.69%

Republic of Turkey:
	TRY	9.000%	01/27/2016	30,000,000	17,002,160
	USD	7.500%	11/07/2019	795,000	1,015,613	(1)
	USD	5.625%	03/30/2021	349,000	406,149
	USD	6.250%	09/26/2022	1,668,000	2,032,875	(1)

					20,456,797

Ukraine - 0.64%

Ukraine Government:
	USD	7.650%	06/11/2013	200,000	200,750	(4)
	USD	6.875%	09/23/2015	2,000,000	1,912,500	(1)(2)
	USD	7.750%	09/23/2020	212,000	199,810	(4)

					2,313,060

United States - 5.57%

U.S. Treasury Notes	USD	0.250%	08/31/2014	20,000,000	20,012,500

Venezuela - 0.41%

Republic of Venezuela	USD	8.500%	10/08/2014	1,457,000	1,464,285	(1)

TOTAL SOVEREIGN DEBT OBLIGATIONS					253,486,390

(Cost $253,435,659)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
BANK LOANS - 1.34%(6)

Brazil - 0.41%

Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	1,529,412	$1,464,412

Indonesia - 0.93%
PT Bumi Tranche A	USD	15.000%	01/18/2013	2,324,754	1,859,806	(7)
PT Bumi Tranche B	USD	15.000%	01/18/2013	1,855,452	1,484,363	(7)

					3,344,169

TOTAL BANK LOANS					4,808,581

(Cost $5,709,618)

CORPORATE BONDS - 39.76%

Argentina - 0.38%

Capex SA	USD	10.000%	03/10/2018	1,413,000	927,957	(2)

Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	217,500	(4)
	USD	9.750%	10/25/2022	511,000	222,285	(2)

					1,367,742

Brazil - 3.56%

Banco Cruzeiro do Sul SA:
	USD	8.875%	09/22/2020	200,000	42,000	(2)
	USD	8.875%	09/22/2020	3,113,000	653,730	(4)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	512,000	556,800	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,239,000	1,273,072	(2)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	557,000	598,775	(4)(5)
Hypermarcas SA	USD	6.500%	04/20/2021	709,000	732,043	(2)
Minerva Luxembourg SA	USD	12.250%	02/10/2022	2,250,000	2,581,875	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	3,809,000	3,390,010	(2)
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	682,200	709,488	(2)

Virgolino de Oliveira Finance Ltd.:
	USD	10.500%	01/28/2018	1,700,000	1,661,750	(4)
	USD	11.750%	02/09/2022	600,000	582,000	(2)

					12,781,543

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China - 1.95%
Central China Real Estate Ltd.	USD	12.250%	10/20/2015	200,000	$213,500	(4)
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	750,000	776,250	(2)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	360,000	351,900	(4)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	762,000	760,095	(4)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,182,000	1,199,730	(2)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	366,000	384,482	(4)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	638,000	713,284	(1)(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	908,887	(4)
West China Cement Ltd.	USD	7.500%	01/25/2016	2,000,000	1,717,500	(2)

					7,025,628

Colombia - 0.58%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	565,829	(2)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	300,000	326,250	(2)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	634,376	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	530,000	561,800	(2)

					2,088,255

Dominican Republic - 0.39%
Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	501,167	(4)(7)(8)
	USD	10.000%	04/30/2016	3,621,970	905,492	(4)(7)(8)

					1,406,659

India - 0.34%
Vedanta Resources PLC	USD	9.500%	07/18/2018	1,200,000	1,234,440	(4)

Indonesia - 0.73%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,876,000	967,390	(4)
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	486,000	471,420	(2)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	128,329	(4)(8)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,000,000	1,072,500	(4)

					2,639,639

Jamaica - 1.31%
Digicel Group Ltd.:
	USD	8.875%	01/15/2015	1,522,000	1,554,343	(4)
	USD	9.125%	01/15/2015	3,070,000	3,142,912	(2)

					4,697,255

Kazakhstan - 2.03%
BTA Bank JSC	USD	10.750%	07/01/2018	11,226,945	1,631,026	(4)(8)
KazMunayGas National Co.:
	USD	8.375%	07/02/2013	991,000	1,043,027	(1)(4)
	USD	9.125%	07/02/2018	309,000	402,472	(2)
	USD	9.125%	07/02/2018	795,000	1,035,488	(1)(4)
	USD	6.375%	04/09/2021	208,000	248,300	(2)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Kazakhstan (continued)
Zhaikmunai LLP	USD	10.500%	10/19/2015	2,791,000	$2,930,550	(4)

					7,290,863

Mexico - 3.94%
Axtel SAB de CV	USD	7.625%	02/01/2017	70,000	41,389	(2)
Cemex Espana Luxembourg	USD	9.250%	05/12/2020	1,110,000	1,087,800	(4)
Cemex SAB de CV:
	USD	9.000%	01/11/2018	1,060,000	1,054,700	(4)
	USD	9.000%	01/11/2018	2,983,000	2,968,085	(2)
Geo Maquinaria	USD	9.625%	05/02/2021	5,369,400	4,899,578	(2)
Urbi Desarrollos Urbanos SAB de CV:
	USD	10.576%	12/22/2012	2,000,000	2,019,600	(3)
	USD	9.750%	02/03/2022	2,250,000	2,103,750	(2)

					14,174,902

Mongolia - 0.60%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	2,109,000	2,145,908	(2)

Nigeria - 0.51%
Afren PLC	USD	10.250%	04/08/2019	1,641,000	1,817,407	(2)

Peru - 1.13%
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	352,000	366,080	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,225,000	(2)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	463,325	(2)

					4,054,405

Russia - 2.31%
Evraz Group SA	USD	6.750%	04/27/2018	1,000,000	967,500	(2)
Gazprom OAO Via Gaz Capital SA	USD	4.950%	07/19/2022	907,000	953,484	(2)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	700,000	704,375	(2)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	7.750%	05/29/2018	3,000,000	3,551,250	(1)(2)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	990,000	1,008,562	(2)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	720,000	752,400	(4)
	USD	6.250%	06/30/2035	337,000	357,220	(4)

					8,294,791

South Africa - 0.06%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	200,000	201,000	(4)

Turkey - 0.49%
Yuksel Insaat AS	USD	9.500%	11/10/2015	2,152,000	1,767,089	(4)

Ukraine - 4.03%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,416,000	2,216,680	(2)
Metinvest BV:
	USD	10.250%	05/20/2015	1,000,000	997,500	(4)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine (continued)

Metinvest BV (continued)
	USD	8.750%	02/14/2018	1,768,000	$1,653,080	(2)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	5,191,000	4,653,222	(2)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	5,000,000	4,975,000	(1)

					14,495,482

United Arab Emirates - 1.28%
DP World Ltd.	USD	6.850%	07/02/2037	1,000,000	1,066,000	(4)

Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	600,000	731,284
	GBP	6.000%	02/01/2017	1,900,000	2,788,394

					4,585,678

Venezuela - 14.14%

Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	46,642,846	42,012,266	(1)
	USD	5.000%	10/28/2015	1,392,252	1,172,972	(1)
	USD	5.250%	04/12/2017	3,240,000	2,494,800	(1)(4)
	USD	8.500%	11/02/2017	5,770,200	5,135,478	(1)(4)

					50,815,516

TOTAL CORPORATE BONDS					142,884,202

(Cost $154,031,839)

PARTICIPATION NOTES - 2.94%

Argentina - 0.59%
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	2,115,385	2,115,385

Ukraine - 2.35%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	8,909,000	8,463,550	(1)(4)

TOTAL PARTICIPATION NOTES					10,578,935

(Cost $11,270,400)

CREDIT LINKED NOTES - 22.19%

Argentina - 0.63%
Cablevision SA	USD	9.375%	02/12/2018	3,015,000	2,261,250	(9)

Brazil - 4.10%
Brazil NTNF	BRL	10.000%	01/01/2017	19,300,000	9,825,916	(10)

Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2021	3,200,000	1,621,128	(10)
	BRL	10.000%	01/01/2021	6,500,000	3,302,995	(11)

					14,750,039

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Iraq - 3.83%
Republic of Iraq	JPY	2.548%	01/01/2028	1,584,747,486	$13,763,692	(12)

Russia - 13.63%

Russian Government:
	RUB	6.880%	07/15/2015	420,000,000	12,973,174	(9)
	RUB	7.600%	04/14/2021	130,000,000	4,009,459	(9)
	RUB	7.600%	04/14/2021	320,000,000	9,854,551	(10)
	RUB	7.600%	04/14/2021	718,600,000	22,151,912	(13)

					48,989,096

TOTAL CREDIT LINKED NOTES					79,764,077

(Cost $82,289,837)

COMMON STOCK - 1.52%

Iraq - 1.52%
Genel Energy PLC				500,000	5,474,134	(14)

TOTAL COMMON STOCK					5,474,134

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 9.02%

Money Market Mutual Funds - 9.02%

Dreyfus Treasury Prime Cash Management

(0.00004% 7-Day Yield)				32,435,445	32,435,445

TOTAL SHORT TERM INVESTMENTS					32,435,445

(Cost $32,435,445)

Total Investments - 147.30%					529,431,764
(Cost $547,262,104)

Liabilities in Excess of Other Assets - (47.30)%					(170,017,513)

Net Assets - 100.00%					$359,414,251

*	The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit

RON	-	Romanian Leu
RUB	-	New Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	On August 31, 2012, securities valued at $175,673,186 were pledged as collateral for reverse repurchase agreements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by Stone Harbor Investment Partners and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $66,270,830, which represents approximately 18.44% of net assets as of August 31, 2012.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2012, the aggregate market value of those securities was $74,542,378, which represents approximately 20.74% of net assets.

(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at August 31, 2012.
(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(7)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $4,750,828, which represents approximately 1.32% of net assets as of August 31, 2012.

(8)	Security is currently in default/non-income producing.
(9)	The underlying security is issued by Deutsche Bank AG London.
(10)	The underlying security is issued by JPMorgan Chase.
(11)	The underlying security is issued by Citigroup Global Markets.
(12)	The underlying security is issued by Merrill Lynch.
(13)	The underlying security is issued by Credit Suisse First Boston.
(14)	Non-income producing security.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
Pte.	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SABde CV	-	A variable capital company.
Tbk	-	Terbuka is the Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL(1)	6,817,440	Sale	09/05/2012	$ 3,356,266	$ 14,033
JPY(2)	1,074,384,000	Sale	09/28/2012	13,725,152	8,505
RON(1)	6,169,464	Purchase	09/17/2012	1,728,315	48,315

					$ 70,853

BRL(1)	6,817,440	Purchase	09/05/2012	$ 3,356,266	$ (3,734)
EUR(2)	586,000	Sale	09/28/2012	737,278	(16,773)
EUR(2)	35,556,000	Sale	09/28/2012	44,734,882	(1,017,713)
GBP(2)	269,000	Sale	09/28/2012	427,089	(5,614)
GBP(2)	5,225,000	Sale	09/28/2012	8,295,687	(109,053)
RUB(1)	108,190,320	Purchase	11/07/2012	3,318,403	(41,597)
ZAR(2)	8,433,500	Purchase	09/28/2012	999,798	(202)

					$ (1,194,686)

(1)	The counterparty is Citigroup Global Markets.
(2)	The counterparty is JP Morgan Chase.

CREDIT DEFAULT SWAP CONTRACTS ON FOREIGN GOVERNMENT ISSUES - Buy Protection(3)

Counterparty	Reference Obligation	Notional Amount	Market Value	Fixed Deal Rate	Maturity Date	Unrealized (Depreciation)
Goldman Sachs	Bolivarian Republic of Venezula	$ (25,000,000)	$ (6,264)	5.00%	09/20/2012	$ (631,264)

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

REVERSE REPURCHASE AGREEMENTS(4)

Counterparty	Interest Rate	Trade Date	Value
Goldman Sachs & Co.	0.40%	11/30/2011	$ 1,302,718
UBS	0.25%	01/19/2012	9,981,337
Credit Suisse First Boston	0.75%	03/02/2012	1,106,160
Credit Suisse First Boston	0.65%	03/02/2012	2,391,050
Credit Suisse First Boston	0.95%	03/02/2012	2,348,595
Credit Suisse First Boston	0.95%	03/02/2012	24,521,011
Credit Suisse First Boston	0.25%	04/19/2012	7,814,471
Credit Suisse First Boston	0.50%	04/30/2012	5,030,100
Goldman Sachs & Co.	0.25%	05/15/2012	1,723,843
Goldman Sachs & Co.	0.40%	05/17/2012	1,415,779
Goldman Sachs & Co.	0.45%	05/17/2012	1,817,530
JPMorgan Chase & Co.	0.60%	05/17/2012	3,273,700
Barclays Capital	0.60%	05/18/2012	2,779,259
Credit Suisse First Boston	0.50%	05/30/2012	2,407,310
Goldman Sachs & Co.	0.50%	05/30/2012	4,723,201
JPMorgan Chase & Co.	0.55%	05/30/2012	1,695,818
JPMorgan Chase & Co.	0.35%	05/30/2012	1,626,717
UBS	0.80%	05/30/2012	1,235,079

UBS	0.95%	05/30/2012	11,038,175
Credit Suisse First Boston	0.75%	06/06/2012	9,361,047
Goldman Sachs & Co.	0.25%	07/19/2012	5,258,237
JPMorgan Chase & Co.	0.50%	07/30/2012	2,799,900
Goldman Sachs & Co.	0.30%	08/09/2012	6,956,794
Goldman Sachs & Co.	0.35%	08/09/2012	2,093,315
Goldman Sachs & Co.	0.30%	08/09/2012	3,160,416
Goldman Sachs & Co.	0.50%	08/09/2012	4,421,420
JPMorgan Chase & Co.	0.45%	08/09/2012	4,407,500
JPMorgan Chase & Co.	0.25%	08/16/2012	1,160,374
JPMorgan Chase & Co.	0.65%	08/16/2012	863,693
JPMorgan Chase & Co.	0.55%	08/16/2012	1,296,589
Goldman Sachs & Co.	0.85%	08/17/2012	3,030,408
Goldman Sachs & Co.	0.70%	08/17/2012	918,020
Goldman Sachs & Co.	0.95%	08/17/2012	966,069
JPMorgan Chase & Co.	0.45%	08/29/2012	774,520
JPMorgan Chase & Co.	0.45%	08/29/2012	661,658
JPMorgan Chase & Co.	1.10%	08/29/2012	838,989
JPMorgan Chase & Co.	0.50%	08/29/2012	793,443
JPMorgan Chase & Co.	0.50%	08/29/2012	808,800
Goldman Sachs & Co.	0.40%	08/30/2012	1,012,635
Goldman Sachs & Co.	0.40%	08/30/2012	1,009,364
Goldman Sachs & Co.	0.40%	08/30/2012	989,234
Goldman Sachs & Co.	0.92%	08/30/2012	902,209
Goldman Sachs & Co.	0.90%	08/30/2012	10,341,735
Goldman Sachs & Co.	1.10%	08/30/2012	916,115
UBS	1.15%	08/30/2012	928,972
UBS	0.50%	08/30/2012	760,603

			$ 155,663,912

(4)	All agreements can be repurchased on demand at value plus accrued interest.

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
August 31, 2012 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments. The policies are in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three tier hierarchy as of August 31, 2012:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$253,486,390	$–	$253,486,390
Bank Loans	–	1,464,412	3,344,169	4,808,581
Corporate Bonds	–	141,477,543	1,406,659	142,884,202
Participation Notes	–	10,578,935	–	10,578,935
Credit Linked Notes	–	79,764,077	–	79,764,077
Common Stocks	5,474,134	–	–	5,474,134
Short Term Investments	32,435,445	–	–	32,435,445

Total	$37,909,579	$486,771,357	$4,750,828	$529,431,764

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$70,853	$–	$70,853
Liabilities
Credit Default Swap Contracts	–	(631,264)	–	(631,264)
Forward Foreign Currency Contracts	–	(1,194,686)	–	(1,194,686)

Total	$–	$(1,755,097)	$–	$(1,755,097)

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no significant transfers in or out of Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfer in to Level 3	Balance as of August 31, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at August 31, 2012
Stone Harbor Emerging Markets Income Fund

Bank Loans	$10,939,500	$93,541	$1,094,462	$4,180,206	$(12,963,541)	$-	$3,344,169	$(836,038)
Corporate Bonds	-	-	-	-	-	1,406,659	1,406,659	(3,330,518)

TOTAL	$10,939,500	$93,541	$1,094,462	$4,180,206	$(12,963,541)	$1,406,659	$4,750,828	$(4,166,556)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed - upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements. For the period ended August 31, 2012, the average amount of reverse repurchase agreements outstanding was $100,881,888 at a weighted average interest rate of 0.62%.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because credit linked notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

(g) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

(i) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At August 31, 2012 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation (excess of value over tax cost)	$14,130,147
Gross depreciation (excess of tax cost over value)	(32,225,689)
Net unrealized appreciation/(depreciation)	(18,095,542)
Cost of investments for income tax purposes	$547,527,306

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	October 30, 2012

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	October 30, 2012